SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported)          APRIL 9, 2004
                                                 -------------------------------


--------------------------------------------------------------------------------

                 HEALTH & NUTRITION SYSTEMS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)




                                     FLORIDA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



             000-29245                            65-0452156
      (Commission File Number)         (IRS Employer Identification No.)


--------------------------------------------------------------------------------
          3750 Investment Lane, Suite 5, West Palm Beach, Florida 33407
--------------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code          (561) 863-8446
                                                     ---------------------------



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 12, 2004, Health & Nutrition Systems International, Inc. (the "Company") issued a press release announcing that Chris Tisi will continue to serve as Chief Executive Officer and President of the Company pursuant to a new employment agreement effective as of January 1, 2004. A copy of the employment agreement and the press release are attached hereto as Exhibit 10.1 and Exhibit 99.1, respectively, and each is incorporated herein by reference.

The employment agreement with Mr. Tisi is for a two year period and is effective as of January 1, 2004. The agreement

o        increases his base salary from $140,000 to $164,000;
o provides for a quarterly bonus of the sum of 5% of the increase in net revenues compared to the prior quarter and 10% of the increase in net income over the prior quarter. One third of the bonus is payable at the conclusion of the applicable quarter; one third is payable on the conclusion of the following quarter based on cumulative results for the year through the end of such quarter compared to the prior year's year to date results, and one third payable at year end based on a comparison to the prior years results
o provides for the payment of the unpaid portion of his 2003 bonus ($162,271) and the incremental increase in his annual salary in 12 equal monthly installments beginning April 1, 2004
o provides for an annual grant of options to purchase 50,000 shares of the Company's common stock under the 1998 Stock Option Plan
o provides for the payment of $275,000 in severance upon a change in control of the Company if the Company terminates the agreement other than for cause, unless the Company enters into an agreement regarding his continued employment
o provides he will not compete with the Company for a one year period after the termination of the contract (other than termination without cause) in the wholesale distribution of sale in the United States to retailers or intermediaries of products which directly or otherwise significantly compete with products sold or distributed by the Company

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

      EXHIBIT
      NUMBER                           DESCRIPTION
       10.1 Employment Agreement between Health & Nutrition Systems International, Inc. and Chris Tisi, dated as of January 1, 2004.
       99.1          Press Release of the Registrant dated April 9, 2004.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HEALTH & NUTRITION SYSTEMS
                                         INTERNATIONAL, INC.
                                                 (Registrant)


                                         By:   /s/James A. Brown
                                            ------------------------------
                                               James A. Brown
Date:  April 14, 2004.                         Chairman of the Board

                                  Exhibit Index




Exhibit                          Description
Number
 10.1 Employment Agreement between Health & Nutrition Systems International, Inc. and
              Chris Tisi, dated as of January 1, 2004.
 99.1         Press Release of the Registrant dated April 9, 2004.